UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01 per share	RVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07  Submission of Matters to a Vote of Security Holders
(a)	The Annual Meeting of the Riverview Bancorp, Inc. (the “Company”) was held on August 26, 2020 (“Annual Meeting”).
(b)
There were a total of 22,245,472 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 15,529,493 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposal was submitted by the Board of Directors to a vote of stockholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors:
	FOR		WITHHELD		BROKER NON- VOTES
	No. of votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes
Bradley J. Carlson	14,493,670	93.33	1,035,823	6.67	-
Patrick Sheaffer	14,612,420	94.09	917,073	5.91	-
Bess R. Wills	14,461,156	93.12	1,068,337	6.88	-
Based on the votes set forth above, Messrs. Carlson and Sheaffer and Ms. Wills were duly elected to serve as directors of the Company for a three-year term expiring at the annual meeting of stockholders in 2023 and until their respective successors have been duly elected and qualified.
The terms of Directors John A. Karas, Kevin J. Lycklama, Jerry C. Olson, Patricia W. Eby, David Nierenberg and Gerald L. Nies continued.
(c)
At the Annual Reorganizational Board of Directors meeting held on August 26, 2020, Messrs. Nies and Carlson were elected Chairman and Vice-Chairman, respectively, of the Board of Directors of the Company. Messr. Sheaffer will continue to serve as a Director of the Board of Directors of the Company.

Proposal 2. An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
12,960,229	83.46	1,637,347	10.54	931,917	6.00	-
Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: August 31, 2020	/s/ David Lam
David Lam Executive Vice President and Chief Financial Officer (Principal Financial Officer)